Share Capital and Reserves	12 Months Ended
Dec. 31, 2021
Disclosure of classes of share capital [abstract]
Share Capital and Reserves
Note 18 – Share Capital and Reserves

A.	Share Capital
	Company No. of shares (’000)
	2021	2020
Authorised and in issue at January, 1	53,871	53,858
Issued for share plan	8	13
Authorised and in issue at December. 31	53,879	53,871

All shares rank equally with regards to Company’s residual assets. The holders of ordinary shares are entitled to receive dividends as declared from time to time, and are entitled to one vote per share at meetings of the Company. All issued shares are fully paid with no par value.

The capital structure of the Company comprises of issued capital and accumulated profits and the capital structure is managed to ensure that the Company will be able to continue to operate as a going concern. The Company is not subjected to externally imposed capital requirement.

In 2021, 7,958 (2020: 12,661) ordinary shares were granted under the Share Incentive Plan to key management at an average price of $29.41 (2020: $21.09) per share.

B.	Translation reserve

The translation reserve includes all the foreign currency differences stemming from translation of financial statements of foreign activities as well as from translation of items defined as investments in foreign activities commencing from January 1, 2007 (the date IC first adopted IFRS).

C.	Capital reserves

The capital reserve reflects the portion of the gain or loss on the hedging instrument that is determined to be an effective hedge (ie the portion that is offset by the change in the cash flow hedge reserve).

In 2021, approximately 4.7 million share options of ZIM were exercised, resulting in a proportionate share of increase in capital reserve attributable to owners of the Company of $5.4 million. Approximately 250 thousand share options of OPC were exercised, resulting in an increase in capital reserve attributable to owners of the Company of $1.6 million.

D.	Dividends

In November 2019, Kenon’s board of directors approved a cash dividend of $1.21 per share (an aggregate amount of approximately $65 million), to Kenon’s shareholders of record as of the close of trading on November 18, 2019, paid on November 26, 2019.

In October 2020, Kenon’s shareholders approved a cash dividend of $2.23 per share (an aggregate amount of approximately $120 million), to Kenon’s shareholders of record as of the close of trading on November 3, 2020, paid on November 10, 2020.

In April 2021, Kenon’s board of directors approved a cash dividend of $1.86 per share (an aggregate amount of approximately $100 million), to Kenon’s shareholders of record as of the close of trading on April 29, 2021, paid on May 6, 2021.

In November 2021, Kenon’s board of directors approved a cash dividend of $3.50 per share (an aggregate amount of approximately $189 million), to Kenon’s shareholders of record as of the close of trading on January 19, 2022, paid subsequent to year end on January 27, 2022.

E.	Kenon's share plan

Kenon has established a Share Incentive Plan for its directors and management. The plan provides grants of Kenon shares, as well as stock options in respect of Kenon’s shares, to directors and officers of the Company pursuant to awards, which may be granted by Kenon from time to time, representing up to 3% of the total issued shares (excluding treasury shares) of Kenon. During 2021, 2020 and 2019, Kenon granted awards of shares to certain members of its management. Such shares are vested upon the satisfaction of certain conditions, including the recipient’s continued employment in a specified capacity and Kenon’s listing on each of the NYSE and the TASE. The fair value of the shares granted in 2021 is $234 thousand (2020: $267 thousand, 2019: $520 thousand) and was determined based on the fair value of Kenon’s shares on the grant date. Kenon recognized $258 thousand as general and administrative expenses in 2021 (2020: $350 thousand, 2019: $511 thousand).